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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  FORM 8-K/A-1

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 19, 1998
                                                         -----------------------

                     THE AEGIS CONSUMER FUNDING GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                    (State of Incorporation or Organization)

                0-25714                                  22-3008867
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          (Commission File No.)             (I.R.S. Employer Identification No.)

200 North Cobb Parkway, Suite 428, Marietta, Georgia              30062
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                  (Address of Principal Executive Offices)      (Zip Code)

                                 (770) 281-7000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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                  On August 6, 1998, The Aegis Consumer Funding Group, Inc. (the
"Registrant"), filed a Report on Form 8-K (the "Form 8-K"), with respect to, among other things, the termination (the "Termination"), of the engagement of Ernst & Young LLP ("E&Y") as the Registrant's auditors for the fiscal year ended June 30, 1998. As stated in the Form 8-K, the Registrant had requested E&Y to state by letter whether they agree or disagree with statements contained in the Form 8-K regarding the Termination. This amendment to the Form 8-K provides the letter of E&Y in response to such request of the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         *        *        *
         c.       Exhibits.

         1.       Letter of E&Y dated August 19, 1998.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE AEGIS CONSUMER FUNDING GROUP, INC.

Date:  August 24, 1998                    By: /S/ MATTHEW B. BURNS
                                              ---------------------------
                                              Matthew B. Burns,
                                              Chief Executive Officer and
                                                President

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                                  EXHIBIT INDEX

No.                        Description                                      Page
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1.       Letter of E&Y dated August 19, 1998.